Exhibit 99.2

 Targeted Therapy Delivered  September 15, 2022 | Nasdaq: LSTA | www.lisata.com  David J. Mazzo, Ph.D., Chief Executive Officer

 Forward-looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the long-term success of Lisata’s recently completed merger (the “Merger”) with Cend Therapeutics, Inc. (“Cend”), including the ongoing integration of Cend’s operations; Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover and develop novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the ongoing COVID-19 pandemic on Lisata’s business, the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; potential underperformance of Lisata’s business following the Merger as compared to management’s initial expectations; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on March 22, 2022, and in the proxy statement/prospectus filed by Lisata with the Securities and Exchange Commission relating to the Merger. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  2

 Investment highlights  Stable finances: ~$76 million cash & investments as of 9/15/22; no debt  Proprietary field-leading technology in underserved global indications backed by a strong IP portfolio   Platform technology “validated” by strong existing partnerships with potential for many others   Multiple potential value creating data and business development events projected in the next 12-24 months  Seasoned management with domain expertise along with big pharma and emerging pharma experience   Nasdaq-listed with a focused mid-late-stage clinical development pipeline and a promising preclinical platform  │ novel intratumoral delivery technology to improve therapeutic efficacy of soc* drugs │   │ existing capital expected to fund anticipated milestones │ existing strategic Partnerships │  3  3  *SoC = standard-of-care

 Proprietary platform technologies  4  CendR Platform™ - a targeted tissue penetration technology to enhance drug delivery to solid tumors  Converts tumor stroma from barrier to conduit for efficient delivery of chemo-, targeted and immunotherapies  Delivery accomplished via co-administration or by tethering  Selectively depletes intratumoral immunosuppressive cells  Combination with many existing chemo- and immuno-therapeutics possible in a variety of indications  Tumor-Penetrating Nanocomplex (TPN) Platform™ - broad potential for delivery of nucleic acid-based therapies   Clinical development candidate identification expected in 2023  CD34+ Cell Therapy Platform - designed to address diseases and conditions caused by ischemia  CD34+ cells repeatedly demonstrated vascular repair in multiple organs  CD34+ cells studied clinically in a variety of ischemic diseases by numerous investigators across many sites and countries  Consistent results of rigorous clinical studies comprising >1,000 patients published in peer reviewed journals1-4  Single treatments elicited durable therapeutic effects  Treatment generally well-tolerated   1 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576-1585  2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830  3 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219  4 Henry T.D., et al, European Heart Jour 2018, 2208–2216  4

 Clinical development pipeline with broad therapeutic reach  5  LSTA1 (formerly known as CEND-1), advancing in a variety of difficult-to-treat solid tumor applications   Ongoing multiple studies in first-line, metastatic pancreatic ductal adenocarcinoma (mPDAC) in combination with standard-of-care (SoC) chemotherapy  Basket trial initiation planned in 2023 expanding development to other solid tumors and additional anti-cancer drug combinations, including immunotherapies  Granted Fast Track as well as Orphan Drug Designation by the U.S. FDA in PDAC  CD34+ autologous cell therapy development programs advancing to next development milestone  XOWNA® development next step decision by year-end 2022  HONEDRA® (SAKIGAKE designated) advancing through Japanese regulatory process toward JNDA  CLBS201 proof-of-concept (PoC) results expected in 1Q23  No additional capital outlay necessary to reach identified milestones  5

 Therapeutic potential attracts strategic partners  Strategic partnership in China with Qilu Pharmaceutical  Exclusive rights to LSTA1 in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities in the licensed territories  Potential for up to $225 million to Lisata for milestones and tiered double-digit royalties on potential sales  $10 million payment due to Lisata for proceeding to Phase 3 in mPDAC in China  Clinical development collaboration with Roche in mPDAC   LSTA1 tested in combination with atezolizumab in mPDAC as part of Morpheus trial   6  Additional partnership opportunities for broad applications of LSTA1 and the CendR Platform™  Ongoing discussions support goal to partner CD34+ programs  6

Robust portfolio of development candidates

Sponsor/Funding Partner	Trial Products	Indication	Development Stage	Next Development Milestone
CendR Platform™ Programs				
Lisata (Global)	Gemcitabine/nab-paclitaxel ± LSTA1	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 2/3 adaptive	FDA feedback 4Q22 Trial initiation planned 1Q/2Q23
AGITG (Australia/New Zealand)	Gemcitabine/nab-paclitaxel ± LSTA1	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 2b (ASCEND)	Ongoing
Qilu (China)	Gemcitabine/nab-paclitaxel ± LSTA1	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 1b/2	Ongoing
Roche/Lisata (Multi-national)	LSTA1 + nab-paclitaxel + gemcitabine ± atezolizumab	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 1b/2	Trial initiation target 1Q23
KUCC - IIT (U.S.)	LSTA1 + FOLFIRINOX + panitumumab*	Pancreatic, Colon and Appendiceal Cancers	Phase 1b/2 (CENDIFOX)	Ongoing
Lisata (U.S.)	LSTA1 in combination with SoC	Various Solid Tumors	Phase 2a	Trial initiation planned 1Q/2Q23
Lisata (U.S.)	TPN development candidate 2023	Various Solid Tumors	Preclinical	Trial initiation late 2023/early 2024
CD34+ Platform Programs				
Lisata (U.S.)	XOWNA® (LSTA16)	Coronary Microvascular Dysfunction	Phase 2b (FREEDOM)	Next development step decision expected year-end 2022
Lisata (Japan)	HONEDRA® (LSTA12)	Critical Limb Ischemia and Buerger's Disease	Phase 2	PMDA consultation underway
Lisata (U.S.)	LSTA201	Diabetic Kidney Disease	Phase 1b – PoC	Data expected 1Q23

**Panitumumab may be added for colorectal or appendiceal patients without Ras mutation*

LISATA THERAPEUTICS
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 LSTA1  (formerly known as CEND-1)  CendR Platform™

 LSTA1 mechanism of action (part 1)     or  αvβ3/β5 integrin  LSTA1  Protease  Peptide Cleaved  CendR Peptide  Fragment  Tumor Vascular Endothelial Cell  Nucleus  Cargo  Co-admin Drug  9  LSTA1 - 9 amino acid cyclic peptide; high binding specificity and affinity to αvβ3/β5 integrins that are selectively expressed on:  Tumor vascular endothelium  Cancer-associated fibroblasts, a major component of tumor stroma  Intratumoral immunosuppressive cells  Once bound to αvβ3/β5 integrins, LSTA1 is cleaved by proteases that are up-regulated in tumors, releasing a C-end Rule (CendR) linear peptide fragment  9

 LSTA1 mechanism of action (part 2)  Neuropilin-1 receptor  CendR Peptide  Fragment  Co-administered  anti-cancer therapy   CendR Pathway  Tumor Vascular Endothelial Cell  Nucleus  Gap junction opening  10  CendR fragment binds to Neuropilin-1 receptor, activating the CendR transport pathway  CendR peptide and co-administered/tethered drugs penetrate the stroma and tumor, providing greater access to their target(s)  Activating the CendR pathway opens intratumoral gap junctions enhancing extravasation of immune cells into tumors  10

 LSTA1 selectively and efficiently allows intratumoral delivery  Tumor-Targeting Penetration: In vivo  Imaging pancreatic ductal adenocarcinoma (PDAC) with LSTA1 + Fluorescent Quantum Dots (FQDs)  1 Braun et al., Nature Mater. 2014.  2 Liu, Braun et al., Nature Comm. 2017.  11  FQD + LSTA1 followed by etching solution  FQDs show selective tumor penetration in the presence of LSTA1  +etch*  +etch*  +LSTA1  FQD alone following etching solution to quench fluorescence in circulation  11

Increased tumor penetration enhances activity across treatment modalities

Lung cancer + gemcitabine



PBS
iRGD
Gemcitabine
Gemcitabine + CEND-1
Zhang et al.,
Plos One, 2015
Tumor volume (mm³)
GEM + CEND-1
Days

Breast cancer + nanoparticle Abraxane



Sugahara et al.,
Science, 2010
PBS
ABX
ABX + CEND-1
Tumor volume (mm³)
Days of treatment

Breast cancer + antibody (Herceptin®)



Sugahara et al., Science, 2010
PBS
CEND-1
Trastuzumab 9 mg/kg
Trastuzumab +CEND-1
Tumor volume (mm³)
Days of treatment

Pancreatic ductal adenocarcinoma



Survival rate (%)
Ir-silicasome + iRGD
Ir-silicasome
iRGD
PBS
Days

Orthotopically transplanted KPC PDAC tumors
CEND-1 + irinotecan nanoparticles (i.v. co-admin)

Pancreatic ductal adenocarcinoma



iRGD Gem
Gem only
(■: censored)
(p = 0.0197)
Percent survival
Days

KPC mice genetically engineered to develop PDAC
CEND-1 + gemcitabine (i.v. co-admin)

GI cancer + adoptive cell therapy



Ding et al.,
Nat. Comm. 2019
Control
IL-2
CTL
CTL+iRGD
CTL-iRGD
PD1-KO-CTL
PD1-KO-CTL+iRGD
PD1-KO-CTL-iRGD
Tumor volume (mm3)
CEND-1 co-admin
CEND-1 coating
Days post tumor challenge (days)

[1] Hurtado de Mendoza et al, *Nature Comms*, 2021.
[2] Liu X et al., J Clin Invest, 2017.

LISATA THERAPEUTICS 12

 Treatment of solid tumors represents a large unmet clinical need  Estimated New Cancer Cases and Deaths in the United States, 20221  1 CA A Cancer J Clinicians, Volume: 72, Issue: 1, Pages: 7-33, First published: 12 January 2022, DOI: (10.3322/caac.21708)  It is estimated that more than 1.9 million new cases of cancer will be diagnosed in 2022  In the U.S. alone, over 90% of new cancer cases are solid tumors   An estimated 609,360 people will die from cancer in 2022, corresponding to ~1,700 deaths per day  13  Pancreatic cancer is one of the deadliest cancers in the U.S. with a five-year survival rate of only 11%, representing a high unmet medical need

 Compelling Phase 1 clinical results of LSTA1   14  Phase 1b: 31 subjects enrolled, 29 evaluable first-line, mPDAC patients from 3 sites in Australia [gemcitabine + nab-paclitaxel) with and without LSTA1  LSTA1 well-tolerated, no dose-limiting toxicities; safety with LSTA1 consistent with SoC alone   Favorable pharmacokinetic profile with median T1/2 ~2 hours  Unprecedented improvement of SoC anti-tumor activity 1,2  Overall Response Rate (PR+CR=ORR) 59% (vs. 23%) including Complete Response  Disease Control Rate at 16 weeks 79.3% (vs. 48%)  CA19-9 circulating tumor biomarker reductions in 96% of patients (vs. 61%)  Median Progression-Free Survival 9.7 months (vs. 5.5 months)  Median Overall Survival 13.2 months (vs. 8.5 months)  1 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022.  2 Von Hoff D, et al., New England Journal of Medicine, 2013.  14

 Ongoing & Planned   LSTA1 Clinical Trials

 ASCEND: Phase 2b randomized, double-blind trial in Aus and NZ  Sponsor/Partner  Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney  AGITG co-funded  Design  Phase 2b randomized, double-blind study in mPDAC  Study Size  125 subjects (~40 sites in Australia and New Zealand)  Endpoints  Primary: Progression Free Survival   Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate  Control/Comparator  SoC chemotherapy (gemcitabine/nab-paclitaxel) with LSTA1 or placebo  Objective  Evaluate the effect of adding LSTA1, compared to placebo, to SoC chemotherapy in patients with untreated mPDAC  Timing  Last patient, last visit (LPLV) expected 2024  16  16

 LSTA1 Phase 1b/2 trial in China  Sponsor/Partner  QILU Pharmaceutical (provides all funding)  Design  Phase 1b/2 open-label study in advanced mPDAC patients  Study Size  50 subjects (~15 sites; Chinese population)  Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration Response Rate, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters  Control/Comparator  SoC chemotherapy (gemcitabine/Qilu-produced nab-paclitaxel) with and without LSTA1  Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of LSTA1 added to SoC in Chinese patients with mPDAC  Timing  Preliminary data expected 1H23; full data expected 2024  17  17

 CENDIFOX: Phase 1b/2 trial in U.S.  Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial)  Design  Phase 1b/2 open-label study in pancreatic, colon and appendiceal cancers  Study Size  50 subjects  Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate  Control/Comparator  SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies with LSTA1 or placebo  Objective  Evaluate the safety of LSTA1 in combination with neoadjuvant FOLFIRINOX-based therapies for the treatment of pancreatic, colon, and appendiceal cancers  Timing  LPLV expected 4Q23  18  18

 Planned LSTA1 clinical trials  Phase 2/3 adaptive trial in mPDAC  Phase 2a Basket trial in multiple tumor types  Sponsor  Lisata  Lisata  Design  Phase 2/3, adaptive, double-blind, placebo-controlled, randomized trial in mPDAC (Global) - pending FDA agreement  Phase 2, double-blind, placebo-controlled trial in multiple advanced solid tumor types (U.S.)  Study Size  N=389  N=120 (depending on number of arms in the "basket")  Endpoints  Primary: OS  Secondary:  PFS, ORR, Safety  Primary: OS  Secondary:  PFS, ORR, Safety  Control/Comparator  Placebo; in combination with SoC chemo (gem/nab-paclitaxel)  Placebo; in combination with tumor-type specific SoC chemo  Objective  Evaluate the efficacy and safety of LSTA1 in subjects with previously untreated mPDAC (next step in development toward U.S. registration)  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors  Timing  FDA feedback: 4Q22  Trial initiation target: 1Q/2Q23  Trial initiation target: 1Q/2Q23  19

 Tissue-Penetrating Nanoparticle   (TPN) Platform™

 TPN Platform™ for nucleic acid medicine delivery in solid tumors  21  RNA-based drugs have not been successful in the treatment of cancer despite advancement of candidates to multiple “undruggable” high-interest anticancer targets  Early antisense oligonucleotide (ASO) and small interfering RNA (siRNA) anticancer programs failed to translate preclinical efficacy to clinical success  >95% of ASO and siRNA drugs sequestered in endosomes  Tumor stroma serves as primary impediment to effective delivery  High doses to drive intratumoral concentration resulted in on- and off-target side effects, including, but not limited to, clotting factors and renal toxicities  Passive targeting (i.e., lipid nanoparticles) appears ineffective  Non-targeted cell-/tissue-penetrating moieties can disrupt unintended tissues   Moieties to target tumor increase bulk and may exacerbate problem of transiting stroma  Targeted approach to transit tumor stroma may enable effective solid tumor treatment  21  Delivery Issues Limit Anticancer Applications of rna-based therapeutics

 TPN Platform™ addresses nucleic acid tumor delivery challenges  22  Self-Assembly  Varying components enables control of particle size and other properties  Tumor-Penetrating Nanocomplex  siRNA pictured, also demonstrated with single stranded antisense and microRNAs  CendR targeting peptide  Endosome escape moiety  22  Peptides provide tumor and/or immune cell targeting   Unique CendR pathway activation to penetrate stroma and deliver efficacious drug concentrations to all layers of solid tumors  Technologies to evade endosome sequestration  Targeted tissue penetration drives dose- and toxicity-sparing potency  Ease of synthesis vs. biologics such as virus-like particles, Ab-conjugates or exosomes

 CD34+ Cell Therapy  Platform Technology

 XOWNA®   [LSTA16 (formerly known as CLBS16)]   Coronary Microvascular Dysfunction  (USA)

XOWNA® development status

Summary

- Coronary Microvascular Dysfunction (CMD) represents a large unmet medical need
  - Deficient heart microvasculature ***without large vessel obstructive disease*** causing frequent, severe angina
  - Not treatable by stents/bypass; responds poorly or not at all to available pharmacotherapies
  - U.S. CMD population potentially treatable by XOWNA® ranges from ~415,000 to ~1.6 million patients[1]
  - Compelling Phase 2a (published ESCaPE-CMD) results show potential of XOWNA to significantly improve symptoms of CMD and potentially improve cardiac microvascular deficiency
  - Phase 2b (FREEDOM) trial impacted directly and indirectly by COVID pandemic resulting in insurmountable enrollment rate challenges and population heterogenicity

Next Steps

- Temporary suspension of FREEDOM Trial enrollment made permanent
- Limited FREEDOM Trial data under analysis along with solicitation of key opinion leader (KOL) input to optimize design of any future study
  - Financial analysis of future study to determine strategy
- Strategy regarding next step in development expected by year-end 2022

[1] Marinescu MA, et al. JACC Cardiovasc Imaging. 2015;8:210-220

LISATA THERAPEUTICS

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 HONEDRA®  [LSTA12 (formerly known as CLBS12)]  Critical Limb Ischemia  (Japan)  SAKIGAKE designated – Japan  Orphan Drug designated (Buerger’s disease) - USA  Advanced Therapeutic Medicinal Product (ATMP) designated – EU

 Indication: critical limb ischemia (CLI)  Severe arterial obstruction impeding blood flow in the lower extremities  Includes severe rest pain and non-healing ulcers   Buerger’s disease (BD: inflammation in small and medium arteries) is a form of CLI associated with a history of heavy smoking (orphan population)  Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy   CLI has been categorized as Rutherford Classification Stages1  Stages: 1-3 (mild to severe claudication); 4 (rest pain); 5 (minor tissue loss); 6 (major tissue loss)  CLI patients are at high risk of amputation and death with increasing Rutherford score   Multi-million-dollar opportunity with an increasing prevalence of arteriosclerosis obliterans (ASO) and CLI in Japan  Positive previously published Phase 2 results in Japan3,4  27  27  1 Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8  3 Kinoshita et al, Atherosclerosis 224 (2012) 440-445  4 Losordo, D.W. et al, Circulation 2012; 5(6):821-830

 HONEDRA® registration-eligible study in Japan  Primary Endpoint  Time to continuous CLI-free (2 consecutive monthly visits, adjudicated independently)  Target Study Size  35 subjects; recruited across 12 centers in Japan  30 with no-option CLI (ASO) + 5 with BD; all Rutherford category 4 or 5   Dose  Up to 106 cells/kg of HONEDRA® (LSTA12)  Control/Comparator  SoC: wound care plus drugs approved in Japan   Including antimicrobials, antiplatelets, anticoagulants and vasodilators  Mode of Administration  Intramuscular, 20 injections in affected lower limb in a single treatment  Objective  Demonstrate a trend toward efficacy and acceptable safety to qualify for consideration of early conditional approval under Japan’s Regenerative Medicine Development Guidelines  28  28

 HONEDRA® development next steps  Combined CLI and BD interim data suggest trend toward efficacy and acceptable safety  HONEDRA® was safe and well tolerated  Treatment group reached CLI-free status faster than SoC group (primary endpoint)  Consultation process with the Pharmaceuticals & Medical Devices Agency (PDMA) is underway in support of the planned filing of a Japan New Drug Application  29  29

 LSTA201  (formerly known as CLBS201)  Diabetic Kidney Disease

LSTA201 in diabetic kidney disease (DKD)

Development Rationale

- The stages of CKD are determined by GFR rate, an indication of how well the kidneys are filtering blood[1]
- CKD is often associated with progressive microvasculature damage and loss[2,3]
- Preclinical studies show that microcirculation replenishment improves kidney function
- CD34+ cells are promoters of new capillary growth, improving the microvasculature
- Therapies currently available and/or expected to be available over the next 5–10 years will slow the progression of CKD/DKD
- A regenerative DKD therapy (i.e., one that reverses disease course) could represent a medical and pharmacoeconomic breakthrough

Clinical Strategy

- To demonstrate that CD34+ cell mobilization, donation, and administration can be tolerated by patients with CKD and type 2 diabetes
- To demonstrate that regeneration of the kidney microcirculation using CD34+ cell therapy improves kidney function

[1] 2020 Dallas Nephrology Associates.
[2] Chade AR. (2017) Small Vessels, Big Role: Renal Microcirculation and Progression of Renal Injury. Hypertension; 69(4):551-563.
[3] *Zuk, Anna & Bonventre, Joseph. (2016). Annual Review of Medicine. 67. 293-307. 10.1146/annurev-med-050214-013407.*

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 LSTA201: Phase 1b open-label, proof-of-concept study in U.S.  Endpoints  Change in eGFR compared to baseline, assessed at 6 months   Change in Urine albumin-to-creatinine ratio (UACR) and urine protein-to-creatinine ratio (UPCR) from baseline to 3 and 6 months  Study Size  6 patients (1 sentinel - unilateral inj., 1 sentinel - bilateral inj., 4 bilateral inj. patients)  Dose  1 x 106 – 300 x 106 cells administered as a one-time infusion  Patient Population  Stage 3b DKD  Design  Open-label, proof-of-concept Phase 1b study   Mode of Administration  Intra-arterial injection into one or both renal arteries  Timing  Top-line data target for all subjects: 1Q23  32  32

Anticipated milestones

2022

- Ph1b/2 study (Roche; multi-national) of LSTA1 + atezolizumab in mPDAC target initiation 4Q22
- HONEDRA® PMDA clinical pre-consultation 2Q22
- FREEDOM Trial interim analysis results expected 3Q22

2023

- TPN development candidate 2023
- Ph2/3 adaptive study of LSTA1 in mPDAC target initiation 1Q/2Q23
- Ph1b/2 study (Qilu; China) of LSTA1 in mPDAC preliminary data expected 1H23
- Ph2a Basket study of LSTA1 in solid tumors target initiation 1Q/2Q23
- Phase 1b/2 study (CENDIFOX; U.S.) of LSTA1 LPLV expected 4Q23
- LSTA201 topline data expected 1Q23
- HONEDRA® PMDA formal clinical consultation 2Q23
- HONEDRA® pre-JNDA pre-consultation 3Q23
- HONEDRA® PMDA non-clinical consultation 2023

2024

- Phase 2b study (ASCEND; Australia) of LSTA1 LPLV expected 2024
- Ph1b/2 study (Qilu; China) of LSTA1 in mPDAC final data targeted in 2024

Oncology Programs

Ischemic Disease Programs

LISATA THERAPEUTICS 33

Investment highlights  Stable finances: ~$76 million cash & investments as of 9/15/22; no debt  Proprietary field-leading technology in underserved global indications backed by a strong IP portfolio   Platform technology “validated” by strong existing partnerships with potential for many others   Multiple potential value creating data and business development events projected in the next 12-24 months  Seasoned management with domain expertise along with big pharma and emerging pharma experience   Nasdaq-listed with a focused mid-late-stage clinical development pipeline and a promising preclinical platform  │ novel intratumoral delivery technology to improve therapeutic efficacy of soc* drugs │   │ existing capital expected to fund anticipated milestones │ existing strategic Partnerships │  34  34  *SoC = standard-of-care

 September 15, 2022 | Nasdaq: LSTA | www.lisata.com  Investor Relations Contact:  John D. Menditto  VP, IR & Corporate Communications  o: (908) 842-0084 | e: jmenditto@caladrius.com